UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported ) March 17, 2008

Barrington Broadcasting Group LLC

Barrington Broadcasting Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-140510	20-4841532 20-5172909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 W. Higgins Road, Suite 155, Hoffman Estates, Illinois	60169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 884-1877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01              Entry into a Material Definitive Agreement

On March 19, 2008, holders of 100% of the aggregate principal amount of the 10½% Senior Subordinated Notes due 2014 issued by Barrington Broadcasting Group LLC (“Barrington Group” or the “Company”) and Barrington Broadcasting Capital Corporation (“Barrington Capital”) consented to the proposed amendments to the Indenture, dated August 11, 2006 (the “Indenture”), among Barrington Group, Barrington Capital, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”).  The proposed amendments eliminate our requirement to file periodic and current reports with the Securities and Exchange Commission and instead require that the type of information required to be reported on Forms 10-K, 10-Q and 8-K (other than the disclosures and the certifications required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended) be provided to the Trustee and made available via the internet.  On March 19, 2008, a supplemental indenture to effect the proposed amendments to the Indenture was executed by Barrington Group, Barrington Capital, the Guarantors and the Trustee.  The foregoing description of the supplemental indenture is qualified in its entirety by reference to the full text of the supplemental indenture which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item  2.02              Results of Operations and Financial Condition

On March 17, 2008, the Company issued a press release reporting the financial results for its fourth quarter and year ended December 31, 2007 (the “Earnings Announcement”).  A copy of the Earnings Announcement is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

On March 18, 2008, the Company held a conference call to discuss the financial results of the Company for its fourth quarter and year ended December 31, 2007 (the “Earnings Call”).  A copy of the transcript (the “Transcript”) of the Earnings Call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure.   The Transcript has been selectively edited to facilitate the understanding of the information communicated during the Earnings Call.

Item  7.01              Regulation FD Disclosure

A copy of the Earnings Announcement is being furnished by being attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

4.1

Supplemental Indenture, dated of March 19, 2008, by and among Barrington Broadcasting Group LLC, Barrington Broadcasting Capital Corporation, the guarantors party thereto and U.S. Bank National Association

99.1	Earnings Announcement

99.2	Transcript

The information in Items 2.02 and 7.01 of this Current Report, including the exhibits attached hereto related to such items, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in Items 2.02 and 7.01 of this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRINGTON BROADCASTING GROUP LLC
BARRINGTON BROADCASTING CAPITAL CORPORATION

	By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

Date: March 19, 2008